UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):  January 12, 2012

CRAFT BREW ALLIANCE, INC.
(Exact name of registrant as specified in charter)

Washington	0-26542	91-1141254
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

929 North Russell Street
Portland, OR 97227-1733
 (Address of principal executive offices)

(503) 331-7270
 (Registrant’s Telephone Number, Including Area Code)

Craft Brewers Alliance, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective January 12, 2012, the Restated Articles of Incorporation of Craft Brewers Alliance, Inc. were amended to change its name to Craft Brew Alliance, Inc. (the “Company”).  The name change was approved by a vote by the Board of Directors of the Company and was not subject to shareholder approval under the Washington Business Corporation Act.

The Company’s common stock will continue to trade on the NASDAQ Global Market under its current ticker symbol, “HOOK”.

A copy of the Articles of Amendment effecting the name change is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 3.1	Articles of Amendment effecting the name change to Craft Brew Alliance, Inc. filed January 12, 2012.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAFT BREW ALLIANCE, INC.

Dated: January 17, 2012	By:	/s/ Mark D. Moreland
Mark D. Moreland
Chief Financial Officer and Treasurer

3